May 8, 2023

Dear Shareholder:

Invesco regularly conducts a review of its product line to sharpen its offerings to investors. A key goal of this effort is to reduce overlap and enhance efficiency across the product line for the benefit of the Invesco Funds’ shareholders and Invesco.

In connection with this process, the Invesco Funds’ Board of Trustees (the “Board”) has approved a fund reorganization that will combine two Invesco Funds. Specifically, as described in the attached Proxy Statement/Prospectus, Invesco International Equity Fund (the “Target Fund”) is proposed to reorganize with and into Invesco EQV International Equity Fund (the “Acquiring Fund”). The reorganization is intended to:

•	combine Funds with the same portfolio management team and investment process and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering;

•	reduce current effective advisory fees upon the closing of the reorganization, if approved, and reduce expenses;

•	reduce overlap in the product lineup; and

•	create scale in the resulting Fund.

The Board of the Target Fund and the Acquiring Fund, including its independent trustees, believes that the reorganization proposed in the Proxy Statement/Prospectus is in the best interest of each Fund. The attached proxy card seeks your vote in favor of the proposed reorganization of your Fund.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling 1-800-952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare, Inc., reminding you to vote your shares.

Sincerely,

Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary

AIM International Mutual Funds (Invesco International Mutual Funds)

11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
1-800-959-4246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 12, 2023

A special meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of Invesco International Equity Fund (the “Target Fund”), will be held on July 12, 2023 at 2:00 p.m., Central time, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 to vote on the following proposal:

To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of Invesco International Equity Fund (the “Target Fund”) into Invesco EQV International Equity Fund (the “Acquiring Fund”), each a series of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”).

The Agreement provides for: (a) the transfer of all or substantially all of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”). The Target Fund and the Acquiring Fund are referred to collectively herein as the “Funds.”

Shareholders of record as of the close of business on April 17, 2023 are entitled to notice of, and to vote at, the Meeting, or any adjournment thereof. If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about July 28, 2023 and will no longer be shareholders of the Target Fund.

The Board of Trustees that oversees the Target Fund (the “Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

Melanie Ringold

Senior Vice President, Chief Legal Officer and Secretary

May 8, 2023

AIM International Mutual Funds (Invesco International Mutual Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

PROXY STATEMENT/PROSPECTUS

May 8, 2023

Introduction

This Proxy Statement/Prospectus contains information that shareholders of Invesco International Equity Fund (the “Target Fund”), a series of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), should know before voting on the proposed reorganization that is described herein and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for Invesco EQV International Equity Fund (the “Acquiring Fund”), which is also a series of the Trust. The Trust is an open-end management investment company. The Target Fund and Acquiring Fund together are referred to as the “Funds” and individually as a “Fund.”

A special meeting of the shareholders of the Target Fund (together with any adjournments or postponements thereof, the “Meeting”) will be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on July 12, 2023 at 2:00 p.m., Central time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Target Fund into the Acquiring Fund, each a series of the Trust.

The Agreement provides for (a) the transfer of all or substantially all of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about July 28, 2023 and will no longer be shareholders of the Target Fund. The total value of the Acquiring Fund shares of each class that shareholders will receive in the Reorganization will be the same as the total value of the shares of each class of the Target Fund that shareholders held immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on April 17, 2023 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card will be mailed on or about May 15, 2023 to all shareholders eligible to vote on the Reorganization. The Board has approved the Agreement and has determined that the Reorganization is in the best interest of the Target Fund and Acquiring Fund and will not dilute the interests of the existing shareholders of the Target Fund or Acquiring Fund. If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further action is appropriate, including possible liquidation of the Target Fund.

Additional information about the Funds is available in the:

•	Prospectuses for the Target Fund and the Acquiring Fund;

•	Annual and semi-annual reports to shareholders of the Target Fund and the Acquiring Fund; and

•	Statements of Additional Information (“SAIs”) for the Target Fund and the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”). The current prospectus of the Target Fund, as detailed in Exhibit B, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the current prospectus of the Acquiring Fund of which you will receive shares accompanies this Proxy Statement/Prospectus. The prospectus of the Acquiring Fund, as detailed in Exhibit B, is incorporated herein by reference and deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy

Statement/Prospectus. The Target Fund prospectus, the most recent annual report to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available on the Target Fund’s website at www.invesco.com/us.

Copies of all of these documents are available upon request without charge by visiting or writing to the Target Fund, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or calling 1-800-959-4246.

You also may view or obtain these documents on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the Commodities Futures Trading Commission (“CFTC”) nor has the SEC or CFTC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

i

Exhibits

EXHIBIT A Target Fund and Acquiring Fund	A-1
EXHIBIT B Prospectuses Incorporated by Reference into the Proxy Statement/Prospectus	B-1
EXHIBIT C Outstanding Shares of the Target Fund	C-1
EXHIBIT D Ownership of the Target Fund	D-1
EXHIBIT E Ownership of the Acquiring Fund	E-1
EXHIBIT F Agreement and Plan of Reorganization	F-1
EXHIBIT G Financial Highlights	G-1

ii

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Target Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as detailed in Exhibit A to this Proxy Statement/Prospectus and summarized below. The Agreement provides for (a) the transfer of all or substantially all of the assets (as defined in the Agreement) and assumption of the liabilities (as defined in the Agreement) of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and the prospectus of the Acquiring Fund carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the Target Fund, you are being asked to consider and vote to approve the Agreement under which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about July 28, 2023, and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value (“NAV”) equivalent to their investment in the corresponding class of shares of the Target Fund as noted in the chart below.

Target Fund Share Classes	Acquiring Fund Share Classes
Invesco International Equity Fund	Invesco EQV International Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Because the Funds have different NAVs per share, the number of Acquiring Fund Shares that you receive will likely be different than the number of shares of the Target Fund that you own, but the total value of your investment will be the same immediately before and after the exchange. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved.

Has the Funds’ Board of Trustees approved the Reorganization?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Agreement and the Reorganization. The Board recommends that shareholders of the Target Fund vote in favor of the Agreement.

What are the reasons for the proposed Reorganization?

The Reorganization is designed to allow Invesco Ltd. (“Invesco”), the indirect parent company of Invesco Advisers, Inc., the Funds’ investment adviser (“Invesco Advisers” or the “Adviser”), to put forth its most compelling investment processes and strategies. Invesco continually conducts a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses and enhancing efficiency across the product line. The Reorganization is intended to create a larger combined Fund with a broader shareholder base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareholders. The Reorganization combines Funds with the same portfolio management team and investment process and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering. In addition, shareholders of both Funds will benefit from the lower effective advisory fee rate of the combined Acquiring Fund upon the closing of the Reorganization, if approved, and a lower net expense ratio on a pro forma basis, as further discussed in the “SUMMARY OF KEY INFORMATION — How do the management, investment adviser and other service providers of the Funds compare?” section below. However, the contractual advisory fee schedule of the Acquiring Fund is higher than that of the Target Fund at certain breakpoint levels.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interests of the Funds. The Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION – Board Considerations in Approving the Reorganization” section below.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The prospectus of the Acquiring Fund that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund that you will hold shares of following the Reorganization, if approved by shareholders.

Combining the assets of the Target Fund and the Acquiring Fund will allow the fixed costs of the Funds to be spread over a larger asset base.

	Invesco International Equity Fund	Invesco EQV International Equity Fund
Assets as of February 28, 2023	$849,705,571	$2,025,973,980

What are the costs of the Reorganization and who is responsible for paying the costs?

The estimated total cost of the Reorganization is $454,000. The Adviser will pay the Reorganization costs, and the Funds will not pay any Reorganization costs.

The costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation, but do not include any portfolio transaction costs arising from the Reorganization. It is anticipated that any repositioning of Target Fund assets prior to the Reorganization and associated portfolio transaction costs will be de minimis.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Acquiring Fund and the Target Fund have similar investment objectives. The Target Fund’s investment objective is to seek capital appreciation, while the Acquiring Fund’s investment objective is long-term growth of capital. Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

The risk/return profile of the Target Fund is similar to the risk/return profile of the Acquiring Fund. The investment strategies of the Acquiring Fund are similar to the investment strategies of the Target Fund, although the Acquiring Fund may invest in different types of investments and have different investment policies and limitations than the Target Fund. As a result, risks of owning shares of the Acquiring Fund are similar to the risks of owning shares of the Target Fund, although there are some differences. The principal risks of the Target Fund and the Acquiring Fund are similar except that the Acquiring Fund is subject to the following risks that are not disclosed by the Target Fund: (1) Asia Pacific Region Risk (including Japan) and (2) Sector Focus Risk. Further, the Target Fund is subject to the following risks that are not disclosed by the Acquiring Fund: (1) Small-Capitalization Companies Risk; (2) Debt Securities Risk; (3) Convertible Securities Risk; and (4) Active Trading Risk.

The section below titled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” compares the principal investment strategies and risks of the Target Fund and Acquiring Fund and highlights certain key differences.

How do the Funds’ expenses compare?

The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization, but not including the costs of the Reorganization, which will be borne by the Adviser. Pro forma management fees for Invesco EQV International Equity Fund have been adjusted to reflect the new advisory fee rates in effect for the Acquiring Fund scheduled to be effective upon the closing of the Reorganization based on pro forma combined net assets, as further discussed in the “SUMMARY OF KEY INFORMATION — How do the management, investment adviser and other service providers of the Funds compare?” section below. The pro forma expense ratios show projected estimated expenses, assuming the Reorganization is approved by shareholders, but actual expenses may be greater or less than those shown. Although it is anticipated that Target Fund shareholders will experience a decrease in total fees and expenses upon closing of the Reorganization, including due to the lower effective advisory fee rate of the Acquiring Fund than the current effective advisory fee rate of the Target Fund, such shareholders will be subject to higher contractual advisory fees of the Acquiring Fund at certain breakpoint levels as a result of the Reorganization, which could result in increased total fees and expenses in the future. In addition, if the fee waiver and/or expense reimbursement agreement disclosed below under “SUMMARY OF KEY INFORMATION — How do the management, investment adviser and other service providers of the Funds compare?” is terminated or amended to increase the expense limits in the future, total fees and expenses could be higher. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Reorganization.

Class A Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class A as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class A as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class A after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.50%		5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(1)	None (1)	None (1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%	0.25%
Other Expenses	0.23%		0.22%	0.21%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	1.26%		1.35%	1.22%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%		1.35%	1.22%

Class C Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class C as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class C as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class C after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%	1.00%
Other Expenses	0.23%		0.22%	0.21%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	2.01%		2.10%	1.97%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%		2.10%	1.97%

Class R Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class R as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class R as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class R after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%	0.50%
Other Expenses	0.23%		0.22%	0.21%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	1.51%		1.60%	1.47%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%		1.60%	1.47%

Class Y Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class Y as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class Y as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class Y after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.23%		0.22%	0.21%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	1.01%		1.10%	0.97%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%		1.10%	0.97%

Class R5 Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class R5 as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class R5 as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class R5 after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.14%		0.14%	0.14%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	0.92%		1.02%	0.90%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%		1.02%	0.90%

Class R6 Shares	Actual			Pro forma*
	Invesco International Equity Fund (Target Fund) – Class R6 as of 10/31/22		Invesco EQV International Equity Fund (Acquiring Fund) – Class R6 as of 10/31/22	Invesco EQV International Equity Fund (Acquiring Fund) – Class R6 after Transaction with Invesco International Equity Fund (Target Fund) as of 10/31/22
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%		0.88%	0.76%
Distribution and/or Service (12b-1) Fees	None		None	None
Other Expenses	0.07%		0.07%	0.07%
Acquired Fund Fees and Expenses	0.01%		None	None
Total Annual Fund Operating Expenses	0.85%		0.95%	0.83%
Fee Waiver and/or Expense Reimbursement	0.01	%(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%		0.95%	0.83%

Footnotes to Fee Table:

†

Details regarding sales charges imposed on purchases and contingent deferred sales charges (“CDSCs”) can be found in the “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Share Classes and Distribution Arrangements” section of this Proxy Statement/Prospectus. Class C shares are subject to a CDSC. If you redeem your shares during the first year since your purchase has been made you will be assessed a 1% CDSC, unless you qualify for certain CDSC exceptions described in the accompanying prospectuses.

*

There is no guarantee that actual expenses will be the same as those shown in the table. Pro forma numbers are estimated as if the Reorganization had been completed as of the dates indicated (i.e., the first day of the most recent fiscal period in the Acquiring Fund’s financials). Pro forma management fees have been adjusted to reflect the new advisory fee rate for the Acquiring Fund to be effective upon the close of the Reorganization based on pro forma combined net assets. The pro forma numbers may be lower than current fees as a result of the higher combined net assets of the Acquiring Fund following the Reorganization. Invesco Advisers will bear 100% of the estimated Reorganization costs, therefore Reorganization costs are not reflected in the tables above. For more information on the costs of the Reorganization, see “THE PROPOSED REORGANIZATION – Costs of the Reorganization” below.

(1)	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs)” in each Fund’s prospectus for more information.

(2)

Invesco Advisers has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco Advisers continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

Expense Examples

These Examples are intended to help you compare the costs of investing in different classes of the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the Fee Tables above.

These Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would pay if you redeem all of your shares at the end of those time periods. These Examples do not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. These Examples also assume that your investment has a 5% return each year and that the Target Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Target Fund’s Total Annual Fund Operating Expenses thereafter, and that the Acquiring Fund’s operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Invesco International Equity Fund (Target Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$670	$927	$1,203	$1,988
Class C	$303	$630	$1,082	$2,144
Class R	$153	$476	$823	$1,801
Class Y	$102	$321	$557	$1,235
Class R5	$93	$292	$508	$1,130
Class R6	$86	$270	$470	$1,048

Invesco International Equity Fund (Target Fund) (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$670	$927	$1,203	$1,988
Class C	$203	$630	$1,082	$2,144
Class R	$153	$476	$823	$1,801
Class Y	$102	$321	$557	$1,235
Class R5	$93	$292	$508	$1,130
Class R6	$86	$270	$470	$1,048

Invesco EQV International Equity Fund (Acquiring Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$680	$954	$1,249	$2,085
Class C	$313	$658	$1,129	$2,240
Class R	$163	$505	$871	$1,900
Class Y	$112	$350	$606	$1,340
Class R5	$104	$325	$563	$1,248
Class R6	$97	$303	$525	$1,166

Invesco EQV International Equity Fund (Acquiring Fund) (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$680	$954	$1,249	$2,085
Class C	$213	$658	$1,129	$2,240
Class R	$163	$505	$871	$1,900
Class Y	$112	$350	$606	$1,340
Class R5	$104	$325	$563	$1,248
Class R6	$97	$303	$525	$1,166

Pro Forma	1 Year	3 Years	5 Years	10 Years
Class A	$667	$916	$1,183	$1,946
Class C	$300	$618	$1,062	$2,102
Class R	$150	$465	$803	$1,757
Class Y	$99	$309	$536	$1,190
Class R5	$92	$287	$498	$1,108
Class R6	$85	$265	$460	$1,025

Pro Forma (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$667	$916	$1,183	$1,946
Class C	$200	$618	$1,062	$2,102
Class R	$150	$465	$803	$1,757
Class Y	$99	$309	$536	$1,190
Class R5	$92	$287	$498	$1,108
Class R6	$85	$265	$460	$1,025

These Examples are not representations of past or future expenses. Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section titled “THE PROPOSED REORGANIZATION – Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

How do the Funds’ portfolio turnover rates compare?

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Examples, affect each Fund’s performance. The portfolio turnover rates for the Target Fund and Acquiring Fund, as a percentage of the average value of their respective portfolio assets, were 107% and 39%, respectively, for the fiscal year ended October 31, 2022.

How do the performance records of the Funds compare?

The performance history of each Fund for certain periods as of December 31, 2022 is shown below. The returns below may not be indicative of a Fund’s future performance. The table below compares the performance history (before taxes) of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of December 31, 2022. Other classes of shares that are not presented would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses. The prospectuses for the Funds contain additional performance information under the headings “Performance Information” and “Financial Highlights.” Additional performance information and a discussion of performance are also included in each Fund’s most recent annual report to shareholders.

Average Annual Total Returns*
	1 Year	5 Years	10 Years
Invesco International Equity Fund — Class A (inception date: 07/02/1990)[1]
Return Before Taxes	-24.01%	-1.99%	3.41%
Invesco EQV International Equity Fund — Class A (inception date: 04/07/1992)
Return Before Taxes	-23.01%	-0.04%	3.43%

*	The above total return figures reflect the maximum front-end sales charge (load) applicable to Class A shares for that Fund.

[1]

The returns shown for periods prior to the close of business on May 24, 2019 are those of the Class A shares of a predecessor fund that was reorganized into Class A shares of the Fund after the close of business on May 24, 2019. The returns of the Fund are different from the returns of the predecessor fund as they had different expenses and sales charges. Performance for the Class A shares has been restated to reflect the Fund’s applicable sales charges.

How do the management, investment adviser and other service providers of the Funds compare?

Each Fund is overseen by the same Board and officers. In addition, Invesco Advisers, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for fees) for each Fund. The Board approved lowering the contractual advisory fee schedule of the Acquiring Fund effective immediately prior to, and contingent upon, the closing of the Reorganization so that its effective advisory fee rate upon the closing of the Reorganization will be lower than the current effective advisory fee rate of the Target Fund. However, even with this reduction, the contractual advisory fee schedule of the Acquiring Fund is higher than that of the Target Fund at certain breakpoint levels.

Invesco International Equity Fund†	Invesco EQV International Equity Fund*

• 0.85% of first $500 million • 0.75% of next $500 million • 0.70% of next $1 billion • 0.67% of next $3 billion • 0.65% of amount over $5 billion	• 0.85% of first $250 million • 0.825% of next $250 million • 0.785% of next $500 million • 0.76% of next $1.5 billion • 0.72% of next $2.5 billion • 0.69% of amount over $5 billion

†

The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under a separate Administrative Services Agreement with Invesco Advisers. The administrative services fee currently paid by the Fund under such Administrative Services Agreement is 0.014%.

*

The Board approved lowering the contractual advisory fee schedule of the Acquiring Fund effective immediately prior to, and contingent upon, the closing of the Reorganization so that its effective advisory fee rate upon the closing of the Reorganization will be lower than the current effective advisory fee rate of the Target Fund. These fees are reflected in the chart above. Prior to the effectiveness of the reduction of such fees, the contractual advisory fees of Invesco EQV International Equity Fund were: 0.935% of first $250 million; 0.91% of next $250 million; 0.885% of next $500 million; 0.86% of next $1.5 billion; 0.835% of next $2.5 billion; 0.81% of next $2.5 billion; 0.785% of next $2.5 billion; and 0.76% of amount over $10 billion.

During the fiscal year ended October 31, 2022, Invesco Advisers received compensation of 0.75% of Invesco International Equity Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. During the fiscal year October 31, 2022, Invesco Advisers received compensation of 0.88% of Invesco EQV International Equity Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. Such fee waivers and/or reimbursements are not subject to any recoupment by Invesco Advisers.

Invesco Advisers also has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable). The expense limitations for the Target Fund and Acquiring Fund are as follows:

Fund	Annual Rate/Net Assets Per Expense Limitation Agreement	Expiration Date
Invesco International Equity Fund
Class A Shares	2.25%	June 30, 2023
Class C Shares	3.00%	June 30, 2023
Class R Shares	2.50%	June 30, 2023
Class R5 Shares	2.00%	June 30, 2023
Class R6 Shares	2.00%	June 30, 2023
Class Y Shares	2.00%	June 30, 2023

Fund	Annual Rate/Net Assets Per Expense Limitation Agreement	Expiration Date
Invesco EQV International Equity Fund
Class A Shares	1.30%	One year from date of closing of the Reorganization
Class C Shares	2.05%	One year from date of closing of the Reorganization
Class R Shares	1.55%	One year from date of closing of the Reorganization
Class R5 Shares	1.05%	One year from date of closing of the Reorganization
Class R6 Shares	1.05%	One year from date of closing of the Reorganization
Class Y Shares	1.05%	One year from date of closing of the Reorganization

The Board approved lowering the expense limitations of the Acquiring Fund effective immediately prior to, and contingent upon, the closing of the Reorganization for a period of one year from the date of the closing of the Reorganization. These expense limitations are reflected in the chart above. Prior to the effectiveness of the above limitations, the expense limitations of Class A, Class C, Class R, Class R5, Class R6 and Class Y shares of Invesco EQV International Equity Fund were 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%. This fee waiver agreement could not be terminated or amended to increase the expense limitations prior to June 30, 2023, without approval of the Board of Trustees.

Acquired Fund Fees and Expenses are not operating expenses of the Funds directly, but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit. Unless Invesco continues the fee waiver agreements, they will terminate as indicated above. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board.

Invesco Advisers has contractually agreed through at least June 30, 2024, to waive advisory fees payable by each Fund in an amount equal to 100% of the net advisory fee Invesco receives from the affiliated money market funds as a result of each Fund’s investment of uninvested cash in the affiliated money market funds.

Invesco Advisers is located at 1331 Spring Street NW, Ste. 2500, Atlanta, GA 30309. Invesco Advisers has acted as an investment adviser since its organization in 1976. As of January 31, 2023, Invesco Advisers had $730.2 billion under management. Invesco Advisers is an indirect, wholly owned subsidiary of Invesco.

The advisory agreement applicable to the Funds provides that Invesco Advisers may delegate any and all of its rights, duties and obligations to one or more sub-advisers, some of whom may be wholly owned affiliates of Invesco (the “Invesco Sub-Advisers”). Pursuant to a sub-advisory agreement, the Invesco Sub-Advisers may be appointed by Invesco Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to a Fund. These sub-advisers, each of which is an indirect, wholly owned subsidiary of Invesco and a registered investment adviser under the Advisers Act, are:

•	Invesco Asset Management Deutschland GmbH;

•	Invesco Asset Management Limited;

•	Invesco Canada Ltd.;
•	Invesco Hong Kong Limited;

•	Invesco Asset Management (Japan) Limited; and

•	Invesco Senior Secured Management, Inc.

Invesco Advisers has also entered into a sub-advisory agreement with each of Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (Invesco India), each a wholly owned subsidiary of Invesco and a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. Invesco Advisers has also entered into a sub-advisory agreement with another affiliate, OppenheimerFunds, Inc., also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco International Equity Fund.

Under each sub-advisory agreement, Invesco Advisers pays the Invesco Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Funds as compensation for the provision of investment advisory services. The fee paid to the Invesco Sub-Adviser under the sub-advisory agreement is paid by Invesco Advisers, not by the Funds.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG9 1HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Champion Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

225 Liberty Street

New York, New York 10281-1008

Invesco Canada Ltd.

5140 Yonge Street Suite 800

Toronto, Ontario Canada M2N 6X7

Invesco Capital Management, LLC

3500 Lacey Road Suite 700

Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited

2101-A, A Wing, 21st Floor, Marathon Futurex,

N. M. Joshi Marg, Lower Parel,

Mumbai, Maharashtra, India, 400 013

OppenheimerFunds, Inc.

225 Liberty Street

New York, New York 10281-1008

Other key service providers to the Target Fund, including the administrator, transfer agent, custodian, distributor and auditor, provide the same or substantially the same services to the Acquiring Fund.

Listed in the chart below are other key service providers to the Target Fund and Acquiring Fund, including the administrator, transfer agent, custodian, distributor and auditor. The Acquiring Fund’s prospectus and SAI describe the services and other arrangements with these service providers.

Service Provider	Both Target Fund and Acquiring Fund
Administrator	Invesco Advisers
Transfer Agent	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173
Distributor	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, Texas 77002-5021

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund.

How do the Funds’ sales charges and distribution arrangements compare?

The sales charges and sales charge exemptions for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund. Both the Target Fund and the Acquiring Fund have adopted distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act for their Class A, Class C and Class R shares, as applicable. For more information on the sales charges and distribution and shareholder servicing arrangements of the Funds, see the section titled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Share Classes and Distribution Arrangements.”

Will the Acquiring Fund have different portfolio managers than the Target Fund?

No. The portfolio management team of the Target Fund and the Acquiring Fund is the same. It is expected that the portfolio management team will continue to manage the Acquiring Fund following the Reorganization. The Acquiring Fund prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the key individuals that comprise the portfolio management team for the Acquiring Fund.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and delivery of a legal opinion to that effect is a condition of closing of the Reorganization, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “THE PROPOSED REORGANIZATION — Federal Income Tax Considerations,” the shareholders of the Target Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or about July 28, 2023.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in their best judgment on other matters.

What will happen if shareholders do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will not reorganize into the Acquiring Fund and the Board will consider what additional action to take, such as possible liquidation of the Target Fund. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, if approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Why are you sending me this Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning your Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization. This document is both a proxy statement of the Target Fund and a prospectus for the Acquiring Fund.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call 1-866-875-8614.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks

The following section compares the investment objectives, principal investment strategies, principal investments and principal risks of the Target Fund with the investment objectives, principal investment strategies, principal investments and principal risks of the Acquiring Fund and highlights any key differences. Following the Reorganization, the Acquiring Fund’s risks apply to shareholders of the combined Fund. The risk/return profile of the Target Fund is similar to the risk/return profile of the Acquiring Fund. For more information see the sections titled “Principal Investment Strategies of the Fund” and “Principal Risks of Investing in the Fund” in each Fund’s prospectus and “Description of the Funds and their Investments and Risks” in the SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents.

Investment Objectives

The Target Fund’s investment objective is to seek capital appreciation. The Acquiring Fund’s investment objective is long-term growth of capital. Both Funds’ investment objectives may be changed without shareholder approval.

Principal Strategies and Principal Investments

Both the Target Fund and Acquiring Fund invest, under normal circumstances, at least 80% of their net assets in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The principal types of equity securities in which both Funds invest are common and preferred stock.

Both Funds invest primarily in equity securities (including depositary receipts) of foreign issuers. The Target Fund will provide exposure to at least five different countries outside of the U.S. and may invest up to 10% of its total assets in the securities of U.S. issuers, while the Acquiring Fund will provide exposure to at least three different countries outside of the U.S. Both Funds may invest in developed or emerging market countries. The Acquiring Fund may so invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA® Index, while the Target Fund has no stated limit on emerging markets exposure. The Target Fund discloses as a principal strategy that from time to time it may place greater emphasis on investing in one or more particular regions, such as Asia or Europe.

The Acquiring Fund invests primarily in the securities of large- and mid-capitalization issuers, while the Target Fund does not limit its investments to issuers within a specific market capitalization range. The Acquiring Fund may invest in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Target Fund’s principal strategy discloses that it may invest up to 10% of its net assets in debt securities or convertible securities.

Both the Target Fund and Acquiring Fund can invest in derivative instruments. Both Funds may invest in forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. Both Funds’ principal strategies disclose that they may also invest in futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

Both Funds’ portfolio management teams focus on companies with potential for earnings or revenue growth and use a bottom-up approach to select securities on an individual basis. Both Funds’ portfolio managers emphasize fundamental research in their investment strategy. Both Funds’ portfolio managers also focus on identifying issuers that they believe have a strong “EQV” profile, which focuses on Earnings, demonstrated by sustainable earnings growth; Quality, demonstrated by efficient capital allocation; and Valuation, demonstrated by attractive prices.

As part of each Fund’s investment process to implement its investment strategy in pursuit of its investment objective, the Fund’s portfolio managers may also consider both qualitative and quantitative environmental, social and governance (“ESG”) factors as one component of its assessment of issuers eligible for investment, which are not necessarily determinative to an investment decision. Such factors may change over time, one or more factors may not be relevant with respect to all issuers eligible for investment and ESG considerations may not be applied to each issuer or investment.

The portfolio management team for each Fund will consider selling a security where its price increases to a level that the team considers to be at or near its intrinsic value; where there are more attractive opportunities; or where the original investment thesis for a company is no longer valid.

Principal Risks

The table below describes the principal risks that may affect each Fund’s investment portfolio.

Principal Risks Common to Both the Target Fund and Acquiring Fund	Principal Risk Disclosed By the Acquiring Fund but not the Target Fund	Principal Risks Disclosed By the Target Fund but not the Acquiring Fund

Depositary Receipts Risk

Derivatives Risk

Emerging Market Securities Risk

European Investment Risk

Foreign Securities Risk

Geographic Focus Risk

Growth Investing Risk

Investing in Stocks Risk

Management Risk

Market Risk

Mid-Capitalization Companies Risk; Environmental, Social and Governance (ESG) Considerations Risk

Preferred Securities Risk

	Asia Pacific Region Risk (including Japan) Sector Focus Risk	Active Trading Risk Convertible Securities Risk Debt Securities Risk Small-Capitalization Companies Risk

The following sets forth a description of the principal risks of the Acquiring Fund that are not disclosed by the Target Fund.

Asia Pacific Region Risk (including Japan). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.

Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s (such as the Fund’s) rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect the Fund’s returns and net asset value.

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Sector Focus Risk. The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted fundamental investment restrictions concerning, among other things, diversification, issuing senior securities, concentration in particular industries, borrowing and loaning money, underwriting securities of other issuers and investing in real estate and commodities. The Funds’ fundamental investment restrictions are substantially identical. In addition, the Funds’ non-fundamental investment restrictions regarding diversification, borrowing, issuing senior securities, making loans, industry concentration, and investing in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund are identical.

Each Fund has a non-fundamental policy to invest at least 80% of its assets in equity securities. For purposes of this 80% policy, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that have economic characteristics similar to the securities in a Fund’s 80% policy may be counted toward the Fund’s 80% policy.

Fundamental investment restrictions of a Fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board.

The Target Fund and the Acquiring Fund may be subject to other investment restrictions that are not identified above. A full description of the Target Fund’s and Acquiring Fund’s investment policies and restrictions may be found in its respective SAI.

Comparison of Share Classes and Distribution Arrangements

Shares of each class of the Target Fund will be exchanged for shares of a specific class of the Acquiring Fund. The following sub-sections identify the Acquiring Fund share class that corresponds with each Target Fund share class as well as the different distribution arrangements among the various share classes.

Distribution Arrangements. Invesco Distributors, Inc. (“IDI”), a wholly owned subsidiary of Invesco, is the principal underwriter for the Funds pursuant to written agreements (“Distribution Agreements”). The Distribution Agreements provide that IDI has the exclusive right to distribute shares of the Funds on a continuous basis directly and through authorized financial intermediaries.

Class Structure. The Funds each offer multiple share classes. Each such class offers a distinct structure of sales charges, distribution and/or service fees and reductions and waivers thereto, which are designed to address a variety of shareholder servicing needs. In addition, some share classes have certain eligibility requirements that must be met to invest in that class of shares. The eligibility requirements are the same for each Fund and are described in each Fund’s prospectus.

The share classes offered by the Target Fund and the corresponding share classes of the Acquiring Fund that Target Fund shareholders will receive in connection with the Reorganization are set forth in the chart below.

Target Fund Share Classes	Acquiring Fund Share Classes
Invesco International Equity Fund	Invesco EQV International Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Sales Charges. The sales charge schedule (if any) of the share classes of the Target Fund are identical to the sales charge schedule (if any) of the corresponding share classes of the Acquiring Fund. Class A shares are sold with an initial sales charge that ranges from 5.50% to zero depending on the amount of your investment. Class C shares are sold with a CDSC that may be imposed when the shares are sold within 12 months after the date of purchase. Class A shares may also be subject to a CDSC on purchases of $1 million or more if redeemed prior to 18 months after the date of purchase. Each Fund offers reductions and waivers of the initial sales charge and CDSC to certain eligible investors or under certain circumstances, which are substantially the same between the Funds. Class R, Class Y, Class R5 and Class R6 shares are sold without any initial sales charge or CDSC. Each share class except Class Y, Class R5 and Class R6 imposes an asset based sales charge or service fee under one or more plans adopted by the Board, which are described in the following section. The Funds’ prospectuses describe the sales charge schedules and applicable waivers and exemptions of each such share class.

You will not pay an initial sales charge on Acquiring Fund Class A shares that you receive in connection with the Reorganization. In addition, the exchange of Class A shares or Class C shares of the Target Fund for corresponding classes of the Acquiring Fund at the consummation of the Reorganization will not result in the imposition of any CDSC that applies to those share classes. Upon consummation of the Reorganization, former Target Fund shareholders of Class A or Class C shares will be credited for the period of time from their original date of purchase of the Target Fund Class A or Class C shares for purposes of determining the amount of any CDSC that may be due upon subsequent redemption, if any. The Acquiring Fund initial sales charges for Class A shares and CDSC that apply to Class A shares and Class C shares will apply to any Class A or Class C shares of the Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge or CDSC.

Distribution Fees. The Funds have adopted distribution plans and service plans (together, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act, with respect to each of their Class A, Class C and Class R shares, as applicable. Class Y, Class R5 and Class R6 shares of the Funds are not subject to the Distribution Plans.

Pursuant to the Distribution Plans, each Fund compensates IDI in connection with the distribution of Fund shares and providing shareholder services in the amounts shown below of the Fund’s average daily net assets attributable to Class A, Class C and Class R. Under the Compensation Plans, regardless of the amount IDI has spent on activities or expenses intended to result in the sale of shares or the servicing of shareholders, the underwriter is compensated at a fixed rate.

Target Fund	12b-1 Fee	12b-1 Plan Type	Acquiring Fund	12b-1 Fee	12b-1 Plan Type
Invesco International Equity Fund			Invesco EQV International Equity Fund
CLASS A	0.25%	Compensation	CLASS A	0.25%	Compensation
CLASS C	1.00%	Compensation	CLASS C	1.00%	Compensation
CLASS R	0.50%	Compensation	CLASS R	0.50%	Compensation

The fee tables under the “SUMMARY OF KEY INFORMATION – How do the Funds’ expenses compare?” section of this Proxy Statement/Prospectus describe the fees paid under each Fund’s Distribution Plan for a recent period as well as an estimate of the fees to be paid under the Acquiring Fund’s Distribution Plans following the Reorganization.

Payments to Financial Intermediaries.

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, IDI or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are substantially the same. Each Fund offers shares through its distributor on a continuous basis. Shares of the Funds may be purchased directly through the transfer agent and through other authorized financial intermediaries.

Investors may purchase both initial and additional shares by mail, wire, telephone or the internet. The Acquiring Fund prospectus enclosed with this Proxy Statement/Prospectus describes in detail how shareholders can purchase Acquiring Fund shares. For asset or fee-based accounts managed by an investor’s financial adviser, Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs (as defined in a Fund’s prospectus), there is no minimum investment required to purchase Class A, Class C, Class R and Class Y shares. For all other accounts, Class A, Class C, Class R and Class Y shares of the Funds each require a minimum investment of $1,000 ($250 for IRA, Roth IRA and Coverdell Education Savings Accounts), or $50 ($25 for IRA, Roth IRA and Coverdell Education Savings Accounts) if the account participates through a systematic investment program. Class R5 and Class R6 shares of the Funds each require a minimum initial investment that ranges from $0 to $1 million, depending on the type of account making the investment. The Acquiring Fund’s prospectus describes the types of accounts to which the minimum initial investment applies. Certain exemptions apply as set forth in the Funds’ prospectuses. The foregoing investment minimums will not apply to shares received in connection with the Reorganization. However, investors may be charged a small-account fee if account balances remain below the required investment minimum for certain periods. See the Funds’ prospectuses for details.

Redemption Fees. The Funds do not charge redemptions fees, however, they charge CDSCs for certain share classes under certain circumstances as described above.

Comparison of Distribution Policies

The Funds declare and pay dividends of net investment income, if any, annually. The Funds generally distribute long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually but may also declare and pay capital gains distributions more than once per year as permitted by law. Each Fund automatically reinvests any dividends from net investment income or capital gains distributions, unless otherwise instructed by a shareholder to pay dividends and distributions in cash.

Comparison of Forms of Organization and Securities to be Issued

The Target Fund and Acquiring Fund are each a series of the Trust, which is a Delaware statutory trust, and so are governed by the same governing instruments, including an agreement and declaration of trust, as amended, and bylaws, as amended. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund. Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Trust’s governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Fund are legally separate from the assets and liabilities of any other fund that is a series of the Trust. More information about the voting, dividend and other rights associated with shares of the Funds can be found in each Fund’s SAI.

At the Closing (defined below), Acquiring Fund shares will be credited to Target Fund shareholders only on a book-entry basis. The Acquiring Fund will not issue certificates representing shares in connection with the exchange of Target Fund shares, irrespective of whether Target Fund shareholders hold their shares in certificated form. At the Closing, all outstanding certificates representing shares of the Target Fund will be cancelled.

Where to Find More Information

For more information with respect to each Fund concerning the following topics, please refer to the following sections of the Funds’ prospectuses: (i) see “Fund Management” for more information about the management of a Fund; (ii) see “Other Information” for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see

“Shareholder Account Information” for more information about the pricing, purchase, redemption and repurchase of shares of a Fund, tax consequences to shareholders of various transactions in shares of a Fund and distribution arrangements of a Fund.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Exhibit F to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and all closing conditions are satisfied or waived, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The class or classes of Acquiring Fund shares that Target Fund shareholders will receive in connection with the Reorganization will depend on the class or classes of Target Fund shares that Target Fund shareholders hold immediately prior to the Reorganization, as described above under “ADDITIONAL INFORMATION ABOUT THE FUNDS –  Comparison of Share Classes and Distribution Arrangements.”

The Target Fund and Acquiring Fund will be required to make representations and warranties in the Agreement that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or about July 28, 2023 (the “Closing Date”), as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s NAV, unless otherwise agreed by the parties (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

If shareholders of the Target Fund do not approve the Reorganization or if the Reorganization does not otherwise close, the Board will consider what additional action to take, such as possible liquidation of the Target Fund. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

In considering the proposed Reorganization, the Board requested and received from Invesco Advisers written materials containing relevant information about the Funds and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, as well as comparative portfolio composition and performance data.

At a Board meeting held on March 15-17, 2023, the Board considered the potential benefits and costs of the Reorganization, if any, to the Target Fund, the Acquiring Fund and their respective shareholders, including estimated transaction costs associated with any repositioning of the Funds’ portfolios. The Board considered that Invesco would bear all of the Reorganization costs. The Board reviewed detailed comparative information on the following topics with respect to the Target Fund and Acquiring Fund: (1) investment objectives, strategies, policies, restrictions and principal risks; (2) portfolio management; (3) portfolio composition and estimated transaction costs; (4) absolute and relative investment performance; (5) current and expected expense ratios and expense structures, including contractual investment advisory fees and expense caps; (6) the expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; and (7) relative asset size and net purchase (redemption) trends. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Board also considered the benefits to the Target Fund shareholders of:

o

combining with a similar fund to create a larger fund with a broader shareholder base, as well as a larger asset base against which fixed dollar costs may be allocated, consistent with Invesco’s overall goals of the Reorganization; and

o

the expected tax-free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes, because there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization.

The Board also considered Invesco’s other overall goals of the Reorganization to reduce product overlap and reduce advisory fees and/or expenses and to potentially create economies of scale in larger combined funds to benefit shareholders.

With respect to the proposed Reorganization, the Board further considered that:

o

the investment objectives, principal investment strategies and related risks of the Target Fund and the Acquiring Fund are very similar, although there are certain differences. The Board considered the principal differences in the investment strategies. See “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” above;

o	Target Fund shareholders would remain invested in a Fund with the same diversification classification;

o	Target Fund shareholders would become shareholders of a Fund with an estimated lower overall total expense ratio on a pro forma basis; and

o	the Target Fund and the Acquiring Fund are managed by the same portfolio management team.

The Board considered that Target and Acquiring Fund shareholders will experience a lower effective advisory fee rate upon closing of the Reorganization than the current effective advisory fee rate of the Target and Acquiring Fund as discussed under “SUMMARY OF KEY INFORMATION — How do the Funds’ expenses compare?” above, and the Board further considered that Target Fund shareholders will be subject to higher contractual advisory fees at certain breakpoints as a result of the Reorganization.

Based upon the information received by the Board of each Fund, including the information and considerations described above, the Board concluded that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the Reorganization would not result in dilution of the interests of the existing shareholders of the Target Fund or the Acquiring Fund. Consequently, the Board approved the Agreement.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;

•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately before the Reorganization;

•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;

•

the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•

the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing).

The Funds have not requested, nor will they request, an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Funds upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “WHERE TO FIND ADDITIONAL INFORMATION.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Reorganization, the Target Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes. Capital losses of the Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Target Fund and the Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Target Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Invesco International Equity Fund As of October 31, 2022 (in millions)	Invesco EQV International Equity Fund As of October 31, 2022 (in millions)
Aggregate Capital Loss Carryovers	$28.2	$	N/A
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$(30.7)		$215.1
Net Assets	$845.6		$1,814
Approximate Annual Limitation for Capital Losses*	$24.7	$	N/A

*

Based on the long-term tax-exempt rate for ownership changes during March 2023 of 2.92%. The actual limitation will equal the aggregate NAV of the smaller of the two funds on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain of such fund, i.e., unrealized appreciation in value of investments of the fund on the closing date that is recognized in a taxable year.

Appreciation in Value of Investments. Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred.

Please see the chart below for the unrealized appreciation or deprecation in value of investments as a percentage of NAV for the Reorganization. Shareholders of the Target Fund may:

•

receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined Fund’s unrealized appreciation as a percentage of net asset value is greater than the Target Fund’s;

•

receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined Fund’s unrealized appreciation as a percentage of net asset value is lesser than the Target Fund’s;

•

receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined Fund’s unrealized depreciation as a percentage of net asset value is lesser than the Target Fund’s; or

•

receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined Fund’s unrealized depreciation as a percentage of net asset value is greater than the Target Fund’s.

Target Fund	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Invesco International Equity Fund	(3.6)% as of 10/31/22	Invesco EQV International Equity Fund	11.9% as of 10/31/22	6.9%

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Costs of the Reorganization

The estimated total cost of the Reorganization is $454,000, which will be borne by Invesco Advisers. The Funds will not pay any Reorganization costs.

The estimated costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization. These costs are estimates based on currently available information and are subject to change.

VOTING INFORMATION

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about May 15, 2023 to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on April 17, 2023 (previously defined as the Record Date) are entitled to vote at the Meeting. The number of outstanding shares of each class of the Target Fund on April 17, 2023 can be found at Exhibit C. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholder meeting of the Target Fund. For the Target Fund, a quorum will exist if shareholders representing one-third of the outstanding shares of the Target Fund entitled to vote are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Agreement. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the proposal described in this Proxy Statement/Prospectus is considered “non-routine,” under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. It is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Agreement are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Board has unanimously approved the Agreement, subject to shareholder approval. Shareholder approval of the Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.

Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Fund.

Proxy Solicitation

The Target Fund has engaged the services of Computershare, Inc. (operating through its Computershare Fund Services division) (“CFS” or “Solicitor”) to assist in the solicitation of proxies for the Meeting. The Solicitor’s costs are described under the “THE PROPOSED REORGANIZATION – Costs of the Reorganization” section of this Proxy Statement/Prospectus. Proxies are expected to be solicited principally by mail, but the Target Fund or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Target Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. Under the Target Fund’s bylaws, business transacted at a special meeting such as this Meeting shall be limited to (i) the purpose stated in the notice and (ii) adjournment of the special meeting with regard to the stated purpose. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of April 17, 2023, to the knowledge of the Target Fund and Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Target Fund or Acquiring Fund, respectively, can be found at Exhibits D and E.

Information regarding the ownership of shares of the Target Fund and Acquiring Fund by the Trustees and executive officers of the Trust can also be found at Exhibits D and E.

OTHER MATTERS

Capitalization

The following tables, which are unaudited, set forth for the Reorganization, the total net assets, number of shares outstanding and net asset value per share of each class of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund. The pro forma capitalization column in the table assumes that the Reorganization has taken place. The capitalizations of the Target Fund, Acquiring Fund and their classes are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity.

As of February 28, 2023	Invesco International Equity Fund	Invesco EQV International Equity Fund	Pro Forma Adjustments[2]		Invesco EQV International Equity Fund (pro forma)
Net assets (all classes)[1]	$849,705,571	$2,025,973,980	$—		$2,875,679,551
Class A net assets	$139,463,373	$945,033,812	$—		$1,084,497,185
Class A shares outstanding	6,696,584	45,280,706	(12,835)[3]		51,964,455
Class A net asset value per share	$20.83	$20.87			$20.87
Class C net assets	$8,108,811	$15,395,263	$—		$23,504,074
Class C shares outstanding	439,427	871,867	19,657	[3]	1,330,951
Class C net asset value per share	$18.45	$17.66			$17.66
Class R net assets	$21,238,374	$33,077,584	$—		$54,315,958
Class R shares outstanding	1,033,750	1,622,844	8,116	[3]	2,664,710
Class R net asset value per share	$20.54	$20.38			$20.38
Class Y net assets	$58,819,395	$338,251,084	$—		$397,070,479
Class Y shares outstanding	2,802,217	16,133,330	2,673	[3]	18,938,220
Class Y net asset value per share	$20.99	$20.97			$20.97
Class R5 net assets	$1,330,400	$107,157,492	$—		$108,487,892
Class R5 shares outstanding	64,036	4,977,413	(2,231)[3]		5,039,218
Class R5 net asset value per share	$20.78	$21.53			$21.53
Class R6 net assets	$620,745,218	$587,058,745	$—		$1,207,803,963
Class R6 shares outstanding	30,021,740	27,382,777	(1,064,203)[3]		56,340,314
Class R6 net asset value per share	$20.68	$21.44			$21.44

[1]	The Target Fund and the Acquiring Fund currently have Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares outstanding.

[2]

Invesco Advisers will bear 100% of the Reorganization costs. Neither the Target Fund nor the Acquiring Fund is expected to incur any Reorganization costs. As a result, there are no pro forma adjustments to Net Assets.

[3]

Shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Target Fund’s and the Acquiring Fund’s Net Asset Value Per Share assuming the reorganization would have taken place on February 28, 2023.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value subject to applicable deferred sales charges.

Shareholder Proposals

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target Fund, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

WHERE TO FIND ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust, which contains the Funds’ prospectuses and related SAIs, is shown in Exhibit A.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EXHIBIT A

TARGET FUND AND ACQUIRING FUND

Target Fund Registrant	SEC File Numbers	Acquiring Fund Registrant	SEC File Numbers

Invesco International Equity Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	033-44611 811-06463	Invesco EQV International Equity Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	033-44611 811-06463
Class A		Class A
Class C		Class C
Class R		Class R
Class Y		Class Y
Class R5		Class R5
Class R6		Class R6

A-1

EXHIBIT B

PROSPECTUSES INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS

TARGET FUND

1.

Prospectus dated February 28, 2023 for AIM International Mutual Funds (Invesco International Mutual Funds), with respect to Invesco International Equity Fund (filed via EDGAR on February 27, 2023, SEC Accession No.  0001104659-23-026135).

2.

Supplement dated March 17, 2023 to the Prospectus for AIM International Mutual Funds (Invesco International Mutual Funds), with respect to Invesco International Equity Fund (filed via EDGAR on March 17, 2023, SEC Accession No. 0001193125-23-073395).

ACQUIRING FUND

1.

Prospectus dated February 28, 2023 for AIM International Mutual Funds (Invesco International Mutual Funds), with respect to Invesco EQV International Equity Fund (filed via EDGAR on February 27, 2023, SEC Accession No.  0001104659-23-026135).

B-1

EXHIBIT C

Outstanding Shares of the Target Fund

As of April 17, 2023, each class of the Target Fund had the following number of shares outstanding:

Invesco International Equity Fund — Share Classes	Number of Shares Outstanding
Class A	6,644,164.08
Class C	435,038.17
Class R	1,019,441.96
Class Y	2,666,073.89
Class R5	64,368.90
Class R6	29,079,088.38

C-1

EXHIBIT D

Ownership of the Target Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 17, 2023 to the best knowledge of the Trust owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco International Equity Fund	A	541,917.38	8.15%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco International Equity Fund	C	49,536.30	11.38%

VOYA INSTITUTIONAL TRUST CO ATTN FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Invesco International Equity Fund	R	335,001.75	32.86%

SAMMONS FINANCIAL NETWORK 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Invesco International Equity Fund	R	177,061.95	17.36%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	Invesco International Equity Fund	Y	511,075.07	19.16%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco International Equity Fund	Y	436,982.34	16.39%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Invesco International Equity Fund	Y	385,274.15	14.45%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	Invesco International Equity Fund	Y	295,067.58	11.06%

D-1

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	Invesco International Equity Fund	Y	188,373.68	7.06%

UBS WM USA ATTN DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Invesco International Equity Fund	Y	144,753.63	5.42%

LINCOLN RETIREMENT SERVICES CO FBO EXETER HEALTH RESOURCES PO BOX 7876 FORT WAYNE IN 46801-7876	Invesco International Equity Fund	R5	62,115.97	96.49%

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND ATTN CYNTHIA SMITH 11 GREENWAY PLZ FL 16 HOUSTON TX 77046-1100	Invesco International Equity Fund	R6	27,292,418.74	93.85%

*	The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Target Fund, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund beneficially owned as a group constituted less than 1% of each outstanding class of shares of the Target Fund as of April 17, 2023.

D-2

EXHIBIT E

Ownership of the Acquiring Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 17, 2023 to the best knowledge of the Trust owned 5% or more of the outstanding shares of each class of the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquiring Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Acquiring Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco EQV International Equity Fund	A	14,529,008.88	32.51%

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	Invesco EQV International Equity Fund	A	6,857,375.72	15.34%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco EQV International Equity Fund	C	117,304.79	13.87%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	Invesco EQV International Equity Fund	C	89,250.25	10.55%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Invesco EQV International Equity Fund	C	50,263.86	5.94%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco EQV International Equity Fund	C	49,990.85	5.91%

STATE STREET BANK AND TRUST AS CUST FBO ADOP ACCESS PRODUCT 1 LINCOLN STOTECH CTR FL 6 BOSTON MA 02111	Invesco EQV International Equity Fund	R	258,668.13	15.93%

Name and Address	Acquiring Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT 401K PO BOX 5051 HARTFORD CT 06102-5051	Invesco EQV International Equity Fund	R	181,705.57	11.19%

MAUREEN K WOLFSON TTEE EQUITABLE LIFE FOR SEPARATE ACCT ON BEHALF OF VARIOIUS 401K EXPEDITOR KEN BUTKA-EQUITABLE 200 PLAZA DR. HM/2 SECAUCUS NJ 07094-3607	Invesco EQV International Equity Fund	R	136,269.40	8.39%

MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST SPRINGFIELD MA 01111-0001	Invesco EQV International Equity Fund	R	89,483.05	5.51%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	Invesco EQV International Equity Fund	Y	3,968,950.14	24.93%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco EQV International Equity Fund	Y	1,957,593.18	12.29%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco EQV International Equity Fund	Y	1,357,075.88	8.52%

UBS WM USA ATTN DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Invesco EQV International Equity Fund	Y	1,248,446.95	7.84%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	Invesco EQV International Equity Fund	Y	1,179,594.72	7.41%

MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOEMR ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	Invesco EQV International Equity Fund	Y	1,148,404.04	7.21%

JOHN HANCOCK LIFE INSURANCE JHRPS-TRADING OPS-ST6 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	Invesco EQV International Equity Fund	R5	1,105,530.65	22.26%

Name and Address	Acquiring Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco EQV International Equity Fund	R5	1,097,482.08	22.10%

LOCAL & CO NMNEE TRUST CO OF TOL3 1630 TIMBER WOLF DR HOLLAND OH 43528-8303	Invesco EQV International Equity Fund	R5	505,535.23	10.18%

INVESCO GROUP SERVICES INC 1555 PEACHTREE ST NE 4TH FLOOR GENERAL LEDGER ACCOUNTING ATLANTA GA 30309-2460	Invesco EQV International Equity Fund	R5	340,573.02	6.85%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL IBEW LOCAL 400 830 BEAR TAVERN ROAD TRENTON NJ 08628-1020	Invesco EQV International Equity Fund	R5	337,719.12	6.80%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco EQV International Equity Fund	R6	22,697,109.44	83.42%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	Invesco EQV International Equity Fund	R6	1,712,573.08	6.29%

*	The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Acquiring Fund, the ownership of shares of the Acquiring Fund by executive officers and Trustees of the Acquiring Fund beneficially owned as a group constituted less than 1% of each outstanding class of shares of the Acquiring Fund as of April 17, 2023.

EXHIBIT F

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 13th day of April, 2023 by and among (i) each of the Invesco open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);

WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively,

“Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder.

(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”). If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.

(c) The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.	CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2. With respect to each Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. With respect to each Reorganization, the applicable Target Entity, on behalf of the Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d) Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as margin for the Target Fund’s derivative positions, subject to such segregation and liens that apply to such Assets);

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement;

(i) The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(p) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(r) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s) The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t) The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2. With respect to each Reorganization, the applicable Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(g) Except as set forth on Schedule 4.2(g), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

(h) The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. To the knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j) On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any) required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;

(k) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(l) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(o) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(p) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IAI or its affiliates.

4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject; and

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to each Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) If required by applicable federal or state law or the Target Fund’s Governing Documents, the Target Entity will call a meeting of the shareholders of the Target Fund (a “Voting Target Fund”) to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for such period as is mutually agreed upon by the parties.

(c) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(d) The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “ASC 740-10-25 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(f) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

(g) If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(h) The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(i) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k) The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.

(l) The contingent deferred sales charge (“CDSC”) applicable to Class A and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A and Class C shares, respectively, of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A and Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder. For purposes of calculating the automatic conversion right of holders of Class C shares of the Acquiring Fund issued in connection with the Reorganization to convert to Class A shares in accordance with the terms set forth in the Acquiring Fund’s prospectus and statement of additional information and Governing Documents, recipients of Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and

(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the

Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the ASC 740-10-25 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(g);

(d) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(e) The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;

(f) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(g) The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

(h) The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor; and

(i) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. With respect to each Voting Target Fund, if any, the Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act. Notwithstanding anything herein to the contrary, neither a Voting Target Fund nor the corresponding Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2.

8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6. The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.	EXPENSES

9.1. Invesco will bear the costs associated with each Reorganization.

10.	FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND

10.1. After the Closing Date, except as otherwise agreed to by the parties, the Target Entity shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Entity with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.1 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.

Invesco Advisers, Inc. By: /s/ Tony Wong Name: Tony Wong Title: Chief Executive Officer and President

AIM International Mutual Funds

(Invesco International Mutual Funds),

AIM Investment Funds

(Invesco Investment Funds),

each on behalf of its respective series identified on Exhibit A hereto

By: /s/ Melanie Ringold

Name: Melanie Ringold

Title:   Secretary, Chief Legal Officer and Senior Vice President

EXHIBIT A

CHART OF REORGANIZATIONS

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE

Invesco EQV International Equity Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco International Equity Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	July 28, 2023
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Developing Markets Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Emerging Markets Innovators Fund, a series of AIM Investment Funds (Invesco Investment Funds)	June 23, 2023
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Schedule 1.2(b)

Excluded Assets

None

Schedule 1.2(c)

Excluded Liabilities

None

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 4.1(t)

Target Fund Tax Returns

None

Schedule 4.2(g)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 8.6

Tax Opinions

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT G

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the past five fiscal years and are included in the prospectuses of Invesco International Equity Fund (as previously designated, the Target Fund) and Invesco EQV International Equity Fund (as previously designated, the Acquiring Fund), which are each incorporated herein by reference. Please see the Funds’ prospectuses for current financial highlights information with respect to the Funds.

G-1

O-IEQ-PXY-1

Part B

STATEMENT OF ADDITIONAL INFORMATION

May 8, 2023

to the

Registration Statement on Form N-14 Filed by:

AIM International Mutual Funds (Invesco International Mutual Funds)

on behalf of Invesco EQV International Equity Fund

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

Relating to the July 12, 2023 Special Meeting of Shareholders of Invesco International Equity Fund

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 8, 2023 relating specifically to the Special Meeting of Shareholders of Invesco International Equity Fund to be held on July 12, 2023 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by calling 1-800-959-4246. You can also access this information at www.invesco.com/us.

Table of Contents

Page
General Information	2
Incorporation of Documents by Reference into the SAI	2
Supplemental Financial Information	2

1

General Information

This SAI relates to (a) the proposed transfer of the assets and assumption of liabilities of Invesco International Equity Fund (the “Target Fund”) by Invesco EQV International Equity Fund (the “Acquiring Fund”) in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”). Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

The Target Fund and the Acquiring Fund are each a series of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”).

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.

Statement of Additional Information dated February  28, 2023 for AIM International Mutual Funds (Invesco International Mutual Funds), with respect to Invesco International Equity Fund and Invesco EQV International Equity Fund (the “AIMF SAI”) (filed via EDGAR on February  27, 2023, SEC Accession No. 0001104659-23-026135).

2.	Supplement dated March 17, 2023 to the AIMF SAI, with respect to Invesco International Equity Fund (filed via EDGAR on March 17, 2023, SEC Accession No. 0001193125-23-073395).

3.

The audited financial statements and related report of the independent public accounting firm included in the AIM International Mutual Funds (Invesco International Mutual Funds) Annual Report to Shareholders for the fiscal year ended October 31, 2022, with respect to Invesco International Equity Fund and Invesco EQV International Equity Fund (filed via EDGAR on January 5, 2023, SEC Accession No. 0001193125-23-002133).

Supplemental Financial Information

A table showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in “Expense Tables and Expense Examples” in the Proxy Statement/Prospectus. The Acquiring Fund will be the Accounting Survivor in the Reorganization.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

2

INVESCO INTERNATIONAL EQUITY FUND PO Box 43131 Providence, RI 02940-3131	EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

        Please detach at perforation before mailing.

INVESCO INTERNATIONAL EQUITY FUND PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2023

The undersigned, revoking prior proxies, hereby appoints Melanie Ringold, Amanda Roberts, Sean Ryan, Amy Shapiro, Taylor Edwards and Sheri Morris, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Invesco International Equity Fund (the “Fund”) to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on July 12, 2023 at 2:00 p.m. Central Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT/PROSPECTUS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:   1-800-337-3503

IIE_33272_031623

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 12, 2023

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33272

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the Proposal.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

Proposal

FOR	AGAINST	ABSTAIN

  1.  To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco International Equity Fund

    into Invesco EQV International Equity Fund, each a series of AIM International Mutual Funds (Invesco International Mutual Funds).

☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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